COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS

September 30, 2020 (Unaudited)

		Shares	Value
COMMON STOCK	83.2%
COMMUNICATIONS—TOWERS	17.4%
American Tower Corp.		98,416	$23,790,100
Crown Castle International Corp.		116,309	19,365,448
SBA Communications Corp.		42,264	13,460,239

			56,615,787

REAL ESTATE	65.8%
DATA CENTERS	8.3%
CyrusOne, Inc.		111,911	7,837,127
Equinix, Inc.		25,342	19,263,215

			27,100,342

HEALTH CARE	11.3%
Healthpeak Properties, Inc.		251,606	6,831,103
Medical Properties Trust, Inc.		342,375	6,036,071
Ventas, Inc.		263,338	11,049,663
Welltower, Inc.		230,790	12,714,221

			36,631,058

HOTEL	0.8%
Host Hotels & Resorts, Inc.		231,242	2,495,101

INDUSTRIALS	8.6%
BG LLH LLC (Lineage Logistics)(a)		21,375	1,230,986
Duke Realty Corp.		218,754	8,072,023
Prologis, Inc.(b)		183,611	18,474,939

			27,777,948

NET LEASE	9.8%
Broadstone Net Lease, Inc., Class A		160,286	2,689,599
NETSTREIT Corp.(c)		153,465	2,802,271
Spirit Realty Capital, Inc.		158,207	5,339,486
VEREIT, Inc.		1,025,231	6,664,002
VICI Properties, Inc.		455,926	10,654,991
WP Carey, Inc.		55,652	3,626,284

			31,776,633

OFFICE	1.4%
Kilroy Realty Corp.		89,584	4,654,784

RESIDENTIAL	10.3%
APARTMENT	6.5%
Apartment Investment & Management Co., Class A(b)		105,156	3,545,860

		Shares	Value
Essex Property Trust, Inc.		45,866	$9,209,434
UDR, Inc.		254,742	8,307,137

			21,062,431

MANUFACTURED HOME	2.0%
Sun Communities, Inc.		45,334	6,374,414

SINGLE FAMILY	1.8%
Invitation Homes, Inc.		210,680	5,896,933

TOTAL RESIDENTIAL			33,333,778

SELF STORAGE	7.7%
Extra Space Storage, Inc.		91,975	9,840,405
Public Storage		67,651	15,067,231

			24,907,636

SHOPPING CENTERS—REGIONAL MALL	3.9%
Simon Property Group, Inc.		193,747	12,531,556

SPECIALTY	1.2%
Lamar Advertising Co., Class A		61,408	4,063,367

TIMBER	2.5%
Weyerhaeuser Co.		284,406	8,111,259

TOTAL REAL ESTATE			213,383,462

TOTAL COMMON STOCK (Identified cost—$208,403,005)			269,999,249

PREFERRED SECURITIES—$25 PAR VALUE	12.9%
BANKS	0.6%
GMAC Capital Trust I, 6.065% (3 Month US LIBOR + 5.785%), due 2/15/40, Series 2 (TruPS) (FRN)(d)		35,000	873,950
JPMorgan Chase & Co., 5.75%, Series DD(e)		25,000	682,750
Wells Fargo & Co., 4.75%, Series Z(e)		18,400	462,576

			2,019,276

FINANCIAL—INVESTMENT BANKER/BROKER	0.3%
Morgan Stanley, 6.375% to 10/15/24, Series I(e),(f)		40,000	1,092,000

PIPELINES	0.1%
Energy Transfer Operating LP, 7.60% to 5/15/24, Series E(e),(f)		27,235	474,161

REAL ESTATE	11.7%
DATA CENTERS	0.7%
Digital Realty Trust, Inc., 6.625%, Series C(e)		29,225	757,220

		Shares	Value
Digital Realty Trust, Inc., 5.85%, Series K(e)		19,588	$539,649
Digital Realty Trust, Inc., 5.20%, Series L(e)		10,175	276,557
QTS Realty Trust, Inc., 7.125%, Series A(e)		23,400	634,140

			2,207,566

DIVERSIFIED	1.8%
Armada Hoffler Properties, Inc., 6.75%, Series A(e)		53,000	1,298,500
Colony Capital, Inc., 7.15%, Series I(e)		49,794	1,125,344
Colony Capital, Inc., 7.125%, Series J(e)		21,666	487,485
EPR Properties, 5.75%, Series G(e)		22,541	428,504
Investors Real Estate Trust, 6.625%, Series C(e)		19,695	521,130
Lexington Realty Trust, 6.50%, Series C ($50 Par Value)(e)		17,289	1,010,542
National Retail Properties, Inc., 5.20%, Series F(e)		20,345	522,460
Urstadt Biddle Properties, Inc., 5.875%, Series K(e)		25,000	595,000

			5,988,965

HEALTH CARE	0.1%
Diversified Healthcare Trust, 5.625%, due 8/1/42		13,743	251,222

HOTEL	1.4%
Ashford Hospitality Trust, Inc., 7.375%, Series F(e)		43,000	175,010
Ashford Hospitality Trust, Inc., 7.375%, Series G(e)		24,463	100,543
Ashford Hospitality Trust, Inc., 7.50%, Series H(e)		20,000	80,600
Ashford Hospitality Trust, Inc., 7.50%, Series I(e)		30,000	124,200
Hersha Hospitality Trust, 6.50%, Series D(e)		23,937	343,975
Hersha Hospitality Trust, 6.50%, Series E(e)		10,348	148,804
Pebblebrook Hotel Trust, 6.30%, Series F(e)		28,944	657,318
RLJ Lodging Trust, 1.95%, Series A(e)		19,675	451,148
Summit Hotel Properties, Inc., 6.45%, Series D(e)		26,000	585,000
Summit Hotel Properties, Inc., 6.25%, Series E(e)		41,105	916,641
Sunstone Hotel Investors, Inc., 6.95%, Series E(e)		32,000	797,120

			4,380,359

INDUSTRIALS	1.7%
Monmouth Real Estate Investment Corp., 6.125%, Series C(e)		65,000	1,610,700
PS Business Parks, Inc., 5.20%, Series W(e)		9,000	232,920
PS Business Parks, Inc., 5.20%, Series Y(e)		24,771	656,432
PS Business Parks, Inc., 4.875%, Series Z(e)		11,844	316,709
Rexford Industrial Realty, Inc., 5.875%, Series A(e)		41,973	1,081,224
Rexford Industrial Realty, Inc., 5.625%, Series C(e)		29,000	777,200
STAG Industrial, Inc., 6.875%, Series C(e)		25,953	669,328

			5,344,513

		Shares	Value
NET LEASE	0.7%
Spirit Realty Capital, Inc., 6.00%, Series A(e)		47,667	$1,256,025
VEREIT, Inc., 6.70%, Series F(e)		45,415	1,150,362

			2,406,387

OFFICE	0.8%
Brookfield Property Partners LP, 5.75%, Series A(e)		40,970	732,134
Brookfield Property Partners LP, 6.50%, Series A-1(e)		21,761	438,919
City Office REIT, Inc., 6.625%, Series A(e)		21,834	564,627
SL Green Realty Corp., 6.50%, Series I(e)		19,394	487,177
Vornado Realty Trust, 5.70%, Series K(e)		19,831	503,113

			2,725,970

RESIDENTIAL	1.6%
APARTMENT	0.3%
Bluerock Residential Growth REIT, Inc., 8.25%, Series A(e)		34,725	872,987

MANUFACTURED HOME	0.4%
UMH Properties, Inc., 8.00%, Series B(e)		20,000	505,200
UMH Properties, Inc., 6.75%, Series C(e)		32,000	805,440

			1,310,640

SINGLE FAMILY	0.9%
American Homes 4 Rent, 6.50%, Series D(e)		23,911	605,427
American Homes 4 Rent, 6.35%, Series E(e)		36,927	934,992
American Homes 4 Rent, 6.25%, Series H(e)		22,767	626,092
American Homes 4 Rent, 5.875%, Series F(e)		19,063	500,594
American Homes 4 Rent, 5.875%, Series G(e)		10,000	267,300

			2,934,405

TOTAL RESIDENTIAL			5,118,032

SELF STORAGE	0.3%
National Storage Affiliates Trust, 6.00%, Series A(e)		18,031	477,641
Public Storage, 5.15%, Series F(e)		12,030	320,359
Public Storage, 4.75%, Series K(e)		5,332	145,617

			943,617

SHOPPING CENTERS	2.6%
COMMUNITY CENTER	1.7%
Cedar Realty Trust, Inc., 7.25%, Series B(e)		4,014	75,704
Cedar Realty Trust, Inc., 6.50%, Series C(e)		15,000	266,250
Saul Centers, Inc., 6.125%, Series D(e)		32,400	807,084
Saul Centers, Inc., 6.00%, Series E(e)		23,000	572,700

		Shares	Value
SITE Centers Corp., 6.375%, Series A(e)		44,952	$1,120,204
SITE Centers Corp., 6.25%, Series K(e)		116,702	2,841,694

			5,683,636

REGIONAL MALL	0.9%
Brookfield Property REIT, Inc., 6.375%, Series A(e)		23,000	429,410
Pennsylvania REIT, 7.20%, Series C(e)		30,050	136,728
Taubman Centers, Inc., 6.50%, Series J(e)		33,722	731,767
Taubman Centers, Inc., 6.25%, Series K(e)		71,351	1,529,765

			2,827,670

TOTAL SHOPPING CENTERS			8,511,306

TOTAL REAL ESTATE			37,877,937

UTILITIES	0.2%
NextEra Energy Capital Holdings, Inc., 5.65%, due 3/1/79, Series N		19,000	521,170

TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$44,930,028)			41,984,544

		Principal Amount
PREFERRED SECURITIES—CAPITAL SECURITIES	1.2%
BANKS	0.1%
Citigroup, Inc., 5.00% to 9/12/24, Series U(e),(f)		$59,000	58,824
JPMorgan Chase & Co., 6.75% to 2/1/24, Series S(e),(f)		300,000	325,400

			384,224

BANKS—FOREIGN	0.8%
Credit Suisse Group AG, 7.125% to 7/29/22 (Switzerland)(e),(f),(g),(h)		500,000	520,870
Credit Suisse Group AG, 7.50% to 12/11/23, 144A (Switzerland)(e),(f),(h),(i)		700,000	766,062
Natwest Group PLC, 8.625% to 8/15/21 (United Kingdom)(e),(f),(h)		500,000	513,610
UBS Group Funding Switzerland AG, 7.00% to 1/31/24, 144A (Switzerland)(e),(f),(h),(i)		600,000	640,917

			2,441,459

		Principal Amount	Value
INSURANCE—PROPERTY CASUALTY—FOREIGN	0.2%
QBE Insurance Group Ltd., 6.75% to 12/2/24, due 12/2/44 (Australia)(f),(g)		$606,000	$676,899

PIPELINES	0.1%
Energy Transfer Operating LP, 7.125% to 5/15/30, Series G(e),(f)		275,000	217,594

TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$3,664,213)			3,720,176

CORPORATE BONDS	1.4%
COMMUNICATIONS—TOWERS	0.1%
SBA Communications Corp., 3.875%, due 2/15/27, 144A(i)		300,000	304,875

REAL ESTATE	1.0%
DIVERSIFIED	0.0%
Spirit Realty LP, 3.20%, due 2/15/31		50,000	48,844

HEALTH CARE	0.2%
Diversified Healthcare Trust, 9.75%, due 6/15/25		400,000	448,064
Sabra Health Care LP, 4.80%, due 6/1/24		200,000	210,328

			658,392

INDUSTRIALS	0.4%
Corporate Office Properties LP, 2.25%, due 3/15/26		120,000	121,499
Retail Properties of America, Inc., 4.75%, due 9/15/30		1,000,000	1,003,185

			1,124,684

NET LEASE	0.1%
VEREIT Operating Partnership LP, 3.40%, due 1/15/28		50,000	52,141
VICI Properties LP, 4.125%, due 8/15/30, 144(o)(i)		244,000	240,645

			292,786

OFFICE	0.1%
Office Properties Income Trust, 4.50%, due 2/1/25		250,000	253,178

RESIDENTIAL	0.0%
Essex Portfolio LP, 2.65%, due 9/1/50		150,000	141,398

		Principal Amount	Value
SHOPPING CENTERS	0.2%
COMMUNITY CENTER	0.1%
Federal Realty Investment Trust, 3.50%, due 6/1/30		$350,000	$379,472

REGIONAL MALL	0.1%
Brookfield Property REIT, Inc., 5.75%, due 5/15/26, 144A(i)		500,000	394,973

TOTAL SHOPPING CENTERS			774,445

TOTAL REAL ESTATE			3,293,727

REAL ESTATE—FOREIGN	0.3%
Scentre Group Trust 2, 5.125% to 6/24/30, due 9/24/80, 144A (Australia)(f),(i)		900,000	885,277

TELECOMMUNICATION	0.0%
QualityTech LP/QTS Finance Corp., 3.875%, due 10/1/28, 3.875%, 144A(i)		150,000	150,807

TOTAL CORPORATE BONDS (Identified cost—$4,649,797)			4,634,686

		Shares
SHORT-TERM INVESTMENTS	1.5%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 0.02%(j)		4,916,827	4,916,827

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$4,916,827)			4,916,827

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$266,563,870)	100.2%		325,255,482
WRITTEN OPTION CONTRACTS	(0.1)		(315,163)
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.1)		(419,698)

NET ASSETS (Equivalent to $12.38 per share based on 26,223,444 shares of common stock outstanding)	100.0%		$324,520,621

Exchange-Traded Option Contracts

Written Options
Description		Exercise Price	Expiration Date	Number of Contracts	Notional Amount(k)	Premiums Received	Value
Put — Healthcare Trust of America		25.00	10/16/20	(516)	$(1,341,600)	$(35,585)	$(21,930)
Put — Lamar Advertising Co.		60.00	10/16/20	(69)	(456,573)	(14,147)	(2,760)
Put — Medical Properties Trust, Inc.		17.00	11/20/20	(491)	(865,633)	(39,262)	(34,370)
Put — Welltower, Inc.		50.00	11/20/20	(149)	(820,841)	(37,899)	(30,992)
Put — WP Carey, Inc.		65.00	10/16/20	(91)	(592,956)	(13,930)	(17,563)
				(1,316)	$(4,077,603)	$(140,823)	$(107,615)

Over-the-Counter Option Contracts

Written Options
Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(k)	Premiums Received	Value
Put — CyrusOne, Inc.	Goldman Sachs International	$65.00	11/20/20	(178)	$(1,246,534)	$(32,574)	$(33,451)
Put — Healthpeak Properties, Inc.	Goldman Sachs International	31.53	10/16/20	(397)	(1,077,855)	(212,395)	(174,097)
				(575)	$(2,324,389)	$(244,969)	$(207,548)

Glossary of Portfolio Abbreviations

FRN	Floating Rate Note
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
TruPS	Trust Preferred Securities

Note: Percentages indicated are based on the net assets of the Fund.

(a)

Restricted security. Aggregate holdings equal 0.4% of the net assets of the Fund. This security was acquired on August 3, 2020, at a cost of $1,335,937 ($62.50 per share). Security value is determined based on significant unobservable inputs (Level 3).

(b)	All or a portion of the security is pledged in connection with written option contracts. $3,737,153 in aggregate has been pledged as collateral.
(c)	Non-income producing security.
(d)	Variable rate. Rate shown is in effect at September 30, 2020.
(e)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(f)	Security converts to floating rate after the indicated fixed-rate coupon period.
(g)

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $1,197,769 which represents 0.4% of the net assets of the Fund, of which 0.0% are illiquid.

(h)

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $2,441,459 or 0.8% of the net assets of the Fund.

(i)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $3,383,556 which represents 1.0% of the net assets of the Fund, of which 0.0% are illiquid.

(j)	Rate quoted represents the annualized seven-day yield.
(k)	Amount represents number of contracts multiplied by notional contract size multiplied by the underlying price.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

Note 1. Portfolio Valuation

Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Exchange traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the inputs used as of September 30, 2020 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock:
Real Estate—Industrials	$27,777,948	$26,546,962	$—	$1,230,986	(a)
Other Industries	242,221,301	242,221,301	—	—
Preferred Securities — $25 Par Value:	41,984,544	41,984,544	—	—
Preferred Securities — Capital Securities:	3,720,176	—	3,720,176	—
Corporate Bonds	4,634,686	—	4,634,686	—
Short-Term Investments	4,916,827	—	4,916,827	—

Total Investments in Securities(b)	$325,255,482	$310,752,807	$13,271,689	$1,230,986

Written Option Contracts	$(315,163)	$(107,615)	$(207,548)	$—

Total Derivative Liabilities(b)	$(315,163)	$(107,615)	$(207,548)	$—

(a)	Restricted security, where observable inputs are limited, has been fair valued by the Valuation Committee, pursuant to the Fund’s fair value procedures and classified as Level 3 security.
(b)	Portfolio holdings are disclosed individually on the Schedule of Investments.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

Common Stock— Real Estate— Industrials
Balance as of December 31, 2019	$—
Purchases	1,335,937
Change in unrealized appreciation (depreciation)	(104,951)

Balance as of September 30, 2020	$1,230,986

The change in unrealized appreciation (depreciation) attributable to securities owned on September 30, 2020 which were valued using significant unobservable inputs (Level 3) amounted to $(104,951).

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy.

	Fair Value at September 30, 2020	Valuation Technique	Unobservable Inputs	Range/Weighted Average	Valuation from an Increase in Input (a)
Common Stock— Real Estate—Industrials	$1,230,986	Market Comparable Companies	Enterprise Value/ EBITDA Ratio	19.3x –30.1x / 22.8%	Increase
			Liquidity Discount	41%	Decrease

The significant unobservable inputs utilized in the fair value measurement of the Fund’s Level 3 equity investment in Common Stock—Real Estate—Industrials are the Enterprise Value to Earnings Before Interest, Taxes, Depreciation, and Amortization (EBITDA) ratio and Liquidity Discount.

(a)

Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may result in a materially higher or lower fair value measurement.

Note 2. Derivative Investments

Options: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices, currencies and other financial instruments for hedging purposes, to enhance portfolio returns and reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

The following summarizes the volume of the Fund’s option contracts activity for the nine months ended September 30, 2020:

	Purchased Option Contracts	Written Option Contracts
Average Notional Amount(a),(b)	$2,454,347	$6,615,302

(a)

Average notional amounts represent the average for all months in which the Fund had option contracts outstanding at month end. For the period, this represents three months for purchased options and nine months for written options.

(b)	Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.